Exhibit 10.15(b)
LANVISION SYSTEMS, INC.

FIRST AMENDMENT TO OFFICE LEASE BETWEEN DUKE REALTY LIMITED PARTNERSHIP AND LANVISION, INC., DATED JANUARY 16, 1998

PL/ALC/nm
4/28/98


                              FIRST LEASE AMENDMENT

         THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 16th day of January, 1998 by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Lessor"), and LANVISION, INC., an Ohio corporation ("Lessee").

                              W I T N E S S E T H :

         WHEREAS, Lessor and Lessee entered into a certain lease dated September 23, 1997 (the "Lease"), whereby Lessee leased from Lessor certain premises consisting of approximately 9,200 square feet of space (the "Leased Premises") located in an office building commonly known as 4700 Duke Drive, Suite 170, Cincinnati, Ohio 45040; and

         WHEREAS, Paragraph 36 of the Lease provided that the Minimum Annual Rent under the Lease would be increased at the time Lessor leased the Reduced Space, as defined in the Lease; and

         WHEREAS, Lessor has leased the Reduced Space as of March 1, 1998 and Lessee agrees to pay Minimum Annual Rent under this Lease as of March 1, 1998; and

         WHEREAS, Lessor and Lessee desire to amend subsections D and E of the Basic Lease Provisions to provide for the payment of Minimum Annual Rent and Monthly Rental Installments as of March 1, 1998; and

         WHEREAS, Lessor and Lessee desire to amend certain provisions of the Lease to reflect such changes;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Lessor and Lessee hereby agree that the Leases is amended as follows:



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         1.       Amendment of Section 1. Commencing March 1, 1998, Section 1 is
hereby amended to delete subsections D and E of the Basic Lease Provisions and substitute the following in lieu thereof:

         D.       Minimum Annual Rent:

                  March 1, 1998 - November 30, 1998    $69,000.03 (9 months)
                  December 1, 1998 - November 30, 1999 $92,000.04 per year
                  December 1, 1999 - November 30, 2000 $92,000.04 per year
                  December 1, 2000 - November 30, 2001 $92,000.04 per year
                  December 1, 2001 - November 30, 2002 $92,000.04 per year
                  December 1, 2002 - June 30, 2003     $53,666.69 (7 months);

         E.       Monthly Rental Installments:

                  March 1, 1998 - June 30, 2003 $7,666.67 per month;

         2. Amendment of the Lease. Section 36 of the Lease is hereby deleted and is of no further force or effect.

         3. Lessee's Representations and Warranties. The undersigned represents and warrants to Lessor that (i) Lessee is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Lessee; and (iii) the individual executing and delivering this Amendment on behalf of Lessee has been authorized to do so, and such execution and delivery shall bind Lessee. Lessee, at Lessor's request, shall provide Lessor with evidence of such authority.

         4. Examination of Amendment. Submission of this instrument for examination or signature to Lessee does not constitute a reservation or option, and it is not effective until execution by and delivery to both Lessor and Lessee.

         5. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

         6. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.


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                                                     LESSOR:

                                               DUKE REALTY LIMITED PARTNERSHIP,
WITNESSES:                                     an Indiana limited partnership
 /s/ Naomi Gump
---------------------
 Naomi Gump                               By: Duke Realty Investments, Inc.,
---------------------                         its general partner
(Printed)

 /s/ Ricena A. Watson                     By:    /s/ James W. Gray
---------------------                         --------------------------
 Ricena A. Watson                             James W. Gray
---------------------                                       Vice President and
(Printed)                                                   General Manager




                                                     LESSEE:

                                                     LANVISION, INC., an Ohio
                                                     corporation
WITNESSES:
 /s/ Alan J. Hartman                     By:  /s/ Eric Lombardo
---------------------                        -------------------------
 Alan J. Hartman
---------------------
(Printed)                                Printed:  Eric S. Lombardo
                                                  --------------------
 /s/ Kimberly S. Farris                  Title: Executive Vice President
-----------------------
 Kimberly S. Farris
-----------------------
(Printed)



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STATE OF  Ohio             )
         ----------        ) SS:
COUNTY OF  Hamilton        )
         ----------

         Before me, a Notary Public in and for said County and State, personally appeared James W. Gray, by me known and by me known to be the Vice President and General Manager of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said partnership.

         WITNESS my hand and Notarial Seal this 9 day of February , 1998.
                                                --       --------

                                            /s/ Ricena A. Watson (McKee)
                                           ---------------------------------
                                           Notary Public

                                           ---------------------------------
                                           (Printed Signature)

My Commission Expires:  June 29, 2001
                        -------------
My County of Residence: Clermont
                        -------------
                                                           (NOTARIAL SEAL)

STATE OF   Ohio            )
          ----------       ) SS:
COUNTY OF  Hamilton        )
          ----------

         Before me, a Notary Public in and for said County and State, personally appeared Eric S. Lombardo , by me known and by me known to be the Executive
Vice President of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 16th day of January , 1998.
                                                ----        --------


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                                             /s/ Denise D. Dyer
                                           ----------------------------------
                                           Notary Public
(NOTARIAL SEAL)
                                             Denise D. Dyer
                                           ----------------------------------
                                           (Printed Signature)

My Commission Expires:  January 29, 2000
                        ----------------
My County of Residence: Hamilton
                        ----------------





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                              CONSENT OF GUARANTOR


         The undersigned Guarantor to the Lease hereby consents to the foregoing Fourth Lease Amendment and reaffirms that the Unconditional Guaranty of Lease dated September 23, 1997, remains in full force and effect.

                                                     "Guarantor"

                                                     LANVISION SYSTEMS, INC., a
                                                     Delaware corporation


                                                     By:  /s/ Eric Lombardo
                                                        ------------------------
                                                        Eric Lombardo
                                                        Executive Vice President




STATE OF OHIO              )
                           ) SS:
COUNTY OF HAMILTON         )

         Before me, a Notary Public in and for said County and State, personally appeared Eric Lombardo, by me known and by me known to be the Executive Vice President of LanVision, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "Consent of Guarantor" on behalf of said corporation.

         WITNESS my hand and Notarial Seal this 16th day of  January , 1998.
                                                ----        ---------

                                              /s/ Denise D. Dyer
                                            -------------------------------
                                                     Notary Public
(NOTARIAL SEAL)
                                             Denise D. Dyer
                                            -------------------------------
                                                    (Printed Signature)

My Commission Expires:  January 29, 2000
                        ----------------
My County of Residence: Hamilton
                        ----------------




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